HIGHLAND FUNDS II

Supplement dated February 14, 2013 to the Summary Prospectus for each of

Highland International Equity Fund and Highland Global Select Equity Fund

and the Highland Funds II Prospectus and Statement of Additional Information,

each dated February 1, 2013, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectuses, Prospectus and/or Statement of Additional Information of Highland International Equity Fund and Highland Global Select Equity Fund, each a series of Highland Funds II (the “Trust”), each dated and supplemented as noted above.

At a meeting held on January 17, 2013, the Trust’s Board of Trustees (the “Board”) approved the reorganization of each of Highland International Equity Fund and Highland Global Select Equity Fund (each, an “Acquired Fund”) into Highland Core America Equity Fund (the “Acquiring Fund,” and together with the Acquired Funds, the “Funds”) (each such reorganization, a “Consolidation”), contingent upon certain conditions that have now been satisfied:

Subject to a number of conditions, it is currently expected that the Consolidations will be completed on or around April 12, 2013 (the “Closing Date”). The Consolidations will be effected at the relative net asset values of the Funds as of the close of regular trading on the New York Stock Exchange on the Closing Date. The Consolidations will be effectuated by (i) transferring all of the assets of each Acquired Fund in exchange solely for Class A shares (“Class A Acquisition Shares”), Class B shares (“Class B Acquisition Shares”), Class C shares (“Class C Acquisition Shares”), Class R shares (“Class R Acquisition Shares”) and Class Y shares (“Class Y Acquisition Shares”) of beneficial interest of the Acquiring Fund, respectively; (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Funds; (iii) the distribution of the each class of Acquisition Shares to the shareholders of the corresponding class of each Acquired Fund pro rata, with each Acquired Fund shareholder receiving such class of Acquisition Shares having a net asset value equivalent to the net asset value of the corresponding class of shares that such shareholder owned of the Acquired Fund; and (iv) the termination, dissolution and complete liquidation of each Acquired Fund. The Consolidations will be done in accordance with an agreement and plan of reorganization approved by the Board, which may be amended, modified or supplemented in accordance with the terms of such agreement and plan of reorganization or may be terminated at any time by the Board.

On or prior to the Closing Date, the Acquiring Fund will be renamed the “Highland Global Allocation Fund” and will undergo certain changes to its investment strategies, as approved by the Board at a meeting held on January 17, 2013. As a result of these changes, the Acquiring Fund will not invest at least 80% of its assets in equity securities, unlike the Acquired Funds. A portion of the Acquiring Fund’s assets may be sold in connection with these changes, which could result in the Acquiring Fund’s recognition of capital gains that will generally be taxable to shareholders, when distributed to them, as capital gain or ordinary income.

It is anticipated that each Consolidation will be tax-free to each Acquired Fund and its shareholders, such that no gain or loss will generally be recognized by each Acquired Fund or its shareholders as a direct result of the Consolidation for U.S. federal income tax purposes; each Consolidation is conditioned on the receipt of an opinion of tax counsel to that effect. However, there is a chance that one or more Consolidations will have some adverse tax consequences for the shareholders of one or more Funds, including due to potential limitations imposed by the Internal Revenue Code (the “Code”) on the use of pre-Consolidation carryforward losses by the combined fund resulting from the Consolidations or the blending of the tax attributes of each Acquired Fund with the Acquiring Fund at the time of their Consolidation. For example, had the Consolidations occurred on December 31, 2012, the shareholders of each Acquired Fund potentially would have incurred a tax cost as a result of the Consolidations. The Code’s loss limitation rules would have significantly limited the ability to use the Acquired Funds’ previously recognized tax losses to offset gains of the combined fund following the Consolidations, and the Consolidations would have required the Acquired Funds to share those limited losses over the much larger combined fund and to share in certain of the Acquiring Fund’s realized and unrealized gains following the Consolidations. The actual tax effects on shareholders of the blending of tax attributes and the tax rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Funds at the time of the Consolidations and thus cannot be calculated precisely prior to the Consolidations.

Further, the Consolidations may result in increased and/or accelerated distributions to shareholders before or after the Consolidations, which generally will be taxable to shareholders as capital gain or ordinary income, including as a result of the sale of portfolio securities in connection with the Consolidations. In particular, the Acquiring Fund expects to distribute a portion of its net investment income and/or its net realized gains, if any, to its shareholders on or prior to the Closing Date of the Consolidations, thereby partially mitigating the potential tax costs to Acquired Fund shareholders described above. Also, because the Consolidations will end the tax year of each of the Acquired Funds, they will accelerate distributions to Acquired Fund shareholders for the Acquired Funds’ short tax year ending on the date of the Consolidations. At any time prior to a Consolidation, a shareholder may redeem shares of an Acquired Fund. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account.

Additionally, Fund shareholders will not incur any sales load or similar transaction charges as part of the Consolidations. Please contact Highland Capital Management Fund Advisors, L.P., the Funds’ investment adviser (“HCMFA”), at 1-877-665-1287 if you have questions about the Consolidations or your account. HCMFA has agreed to pay all Fund expenses associated with the Consolidations, other than brokerage or other transaction costs associated with the sale or purchase of portfolio securities. Consummation of each Consolidation does not require a vote of the shareholders of any Acquired Fund or the shareholders of the Acquiring Fund. Prior to each Consolidation, Acquired Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectuses, until the close of business two business days prior to the Closing Date. Each class of shares of each Acquired Fund that does not have assets as of the close of business seven business days prior to the Closing Date will be closed to purchases and incoming exchanges on or about seven business days prior to the Closing Date.

Pursuant to applicable law, a shareholder vote is not required to effect the Consolidations or to approve the changes to the Acquiring Fund. As a result, the foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquired or Acquiring Funds, nor is it a solicitation of any proxy. For more information regarding the Acquired or Acquiring Funds please call
1-877-665-1287 or visit the Funds’ Web site at www.highlandfunds.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.